WISDOMTREE TRUST
WisdomTree Emerging Markets SmallCap Dividend Fund
(Ticker Symbol: DGS)
(the “Fund”)
Supplement dated September 1, 2021
to the currently effective
Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for the Fund
Effective immediately, WisdomTree Asset Management, Inc. has contractually agreed to permanently reduce the management fee for the Fund to 0.58% of the Fund’s average annual daily net assets. Accordingly, the following information supplements and should be read in conjunction with the Prospectus and SAI for the Fund:

●	On page 135 of the Prospectus, the following information will supplement and supersede any contrary information contained in the section entitled “Fees and Expenses of the Fund”:
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58% 1
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58% 1
1
The Fund’s Annual Fund Operating Expenses have been restated to reflect a decrease in the contractual management fee, as approved by the Fund’s Board of Trustees. The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect the operating expenses of the Fund, including a higher contractual management fee.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 59	$ 186	$ 324	$ 726
●
On page 205 of the Prospectus under the section entitled “Management – Investment Adviser” and on page 52 of the SAI under the section entitled “Management of the Trust – Investment Adviser,” the following replaces the row applicable to the Fund:

WisdomTree Emerging Markets SmallCap Dividend Fund	0.58% 1
1
Reflects a permanent reduction in the contractual Management Fee effective September 1, 2021.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
WIS-SP-DGS-0921